EXHIBIT 99.2

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”), is made and entered into as of September 21, 2006, by and among NN, INC., a Delaware corporation (the “Company”), certain of its subsidiaries named below (the “Guarantors”), The Prudential Insurance Company of America (together with its successors and assigns, “Prudential”), Prudential Retirement Insurance and Annuity Company, American Bankers Life Assurance Company of Florida, Inc., Farmers New World Life Insurance Company, and Time Insurance Company (collectively, and together with their successors and assigns, the “Noteholders”).

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors, certain foreign subsidiaries of the Company the “Foreign Guarantors”) and the Noteholders are parties to a certain Note Purchase Agreement, dated as of April 26, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders purchased the 4.89% Senior Notes, Series A, due April 26, 2014 issued by the Company (the “Notes”);

WHEREAS, the Company has requested that the Noteholders release the Foreign Guarantors from their guaranty of the Company’s obligations under the Note Agreement and the Notes and that the Noteholders amend certain provisions of the Note Agreement; subject to the terms and conditions hereof, the Noteholders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Company and the Noteholders agree as follows:

1.  Amendments.

(a) All references in the Note Agreement to the “Noteholder Collateral Agent” are hereby replaced with references to “Collateral Agent”.

(b) Section 7.1 of the Note Agreement is hereby amended by re-lettering clause (h) thereof as clause (i) and inserting immediately before such clause (i) the following new clause (h):

(h) Amendments to Bank Indebtedness— promptly and in any event within ten (10) Business Days following the effectiveness of any amendment to the Credit Agreement, notice of such amendment and a copy of any such amendment within a reasonable time following receipt of written request by any such holder of the Notes; and

(c) Section 8.3 of the Note Agreement is hereby by replacing the first and second sentences of clause (h) of such Section in their entirety with the following:

Certain Definitions.  “Change in Control” shall mean an event or series of events which results in (a) the acquisition of, or, if earlier, the shareholder or director approval of the acquisition of, ownership or voting control, directly or indirectly, beneficially (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) or of record, on or after the Closing Date, by any Person or group (within the meaning of Sections 13d and 14d of the Exchange Act) of shares representing more than thirty-five percent (35%) of the aggregate voting power represented by the issued and outstanding capital stock of the Company; (b) the occupation of the majority of seats (other than vacant seats) on the board of directors or other governing body of the Company by Persons who were neither (i) nominated by the board of directors or other governing body of the Company nor (ii) appointed by directors so nominated; or (c) the occurrence of a change in control, or similar provision, as defined in the Credit Agreement or any other debt instrument, lease (capital, operating or otherwise), guaranty, contract, commitment, agreement or other arrangement evidencing or entered into in connection with any Indebtedness of the Company or its Subsidiaries in excess of Seven Million Dollars ($7,000,000). The foregoing definition shall be deemed amended to the extent that the definition of Change in Control in the Credit Agreement is amended from time to time (but not merely waived).

(d) Section 10.3 of the Note Agreement is hereby amended by replacing clause (k) thereof and the last sentence of such Section in their entirety with the following (including a new subsection (l)):

(k) Liens on the assets of Foreign Subsidiaries securing the Bank Indebtedness to the extent that the holders thereof are parties to the Intercreditor Agreement or another sharing agreement which is reasonably satisfactory to the Required Holders; and

(l) other Liens not otherwise permitted by paragraphs (a) through (k) securing Debt of the Company or a Restricted Subsidiary; provided that at the time of incurrence of such Lien and immediately after or any effect thereto, the Debt secured thereby is permitted by Section 10.4.

The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any Collateral other than Liens in favor of the Collateral Agent which are in accordance with, and subject to, the Intercreditor Agreement.

(e) Section 10.8 of the Note Agreement is hereby amended by replacing such Section in its entirety with the following:

(a) In the event the Company has any Subsidiary which is a direct obligor of, or bound by or subject to a Guaranty for the benefit of, any lender, the Company shall cause such Subsidiary, concurrently with such Subsidiary becoming liable as an Obligor or under such other Guaranty, to execute and deliver a Subsidiary Guarantee, duly executed in blank by the Company, as applicable, or the appropriate Guarantor, as the case may be; provided, however, that no Subsidiary shall be obligated to execute and deliver a Subsidiary Guarantee to the extent that, and so long as, (i) (A) such Subsidiary Guarantee would not be permitted under applicable law and (B) such Subsidiary has not delivered a Guaranty for the benefit of the Bank Indebtedness or (ii) (A) such Subsidiary is a Foreign Subsidiary that has only guaranteed the Bank Indebtedness and (B) such Guaranty is subject in all respects to the Intercreditor Agreement or another sharing agreement which is reasonably satisfactory to the Required Holders. Each Guarantor shall be and remain a Restricted Subsidiary.

(b) In the event the Company has any Subsidiary which has pledged or granted any lien in respect of any of its assets or properties to secure any of the Bank Indebtedness, the Company shall cause such Subsidiary, concurrently with such Subsidiary pledging or granting such Lien, to execute and deliver a Pledge Agreement, provided, however, that such Subsidiary shall not be so obligated to execute and deliver a Pledge Agreement to the extent that, and so long as, (i) (A) such Pledge Agreement would not be permitted under applicable law and (B) such Subsidiary has not delivered a Pledge Agreement for the benefit of the Bank Indebtedness or (ii) such Subsidiary is a Foreign Subsidiary and such lien is subject in all respects to the Intercreditor Agreement or another sharing agreement which is reasonably satisfactory to the Required Holders. Each Pledgor shall be and remain a Restricted Subsidiary. Notwithstanding the foregoing provisions of this Section 10.8(b), in the event the Company requests, at the expense of the Company, the holders of the Notes to release the Lien of a Pledge Agreement, the holders of the Notes shall enter into such instruments of direction, reasonably requested by the Company, directing the Collateral Agent to release the lien of such Pledge Agreement if, at the time of any such release and immediately after giving effect thereto, (i) the Collateral subject to such Pledge Agreement shall not be subject to any Liens and (ii) no Default or Event of Default shall exist.

(f) Section 11 of the Note Agreement is hereby amended by replacing clause (f) of such Section in its entirety with the following:

(f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $5,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $5,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition (x) such Debt has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment or (y) in the case of any event of default or default condition under any financial covenant (including, without limitation, any of the financial covenants set forth in Section 5.7 (or any successor provision) of the Credit Agreement), the holder of such Debt has the right to declare such Debt to be due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000 (or its equivalent in the relevant currency of payment), or (y)

one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchaser  as  result   of   (1)  the  failure  by  the  Company  or    a Restricted Subsidiary to pay principal, premium or interest on such debt or (2) any default or default condition under any financial covenant; or

(g) Section 23.10 of the Note Agreement is hereby amended by replacing clause (a) of such Section in its entirety with the following:

(a)in the event that any asset sale permitted under Section 10.7 consists in whole or in part of the sale of all of the capital stock of (or other ownership interests in) a Subsidiary that is owned by the Company or any other Subsidiary of the Company, upon the request of the Company the Collateral Agent shall release the Subsidiary whose stock (or other ownership interests) has (have) been sold from any duties and obligations to the holder pursuant to this Agreement and the other Financing Agreements to which such Subsidiary may be a party; and

(h) Schedule B of the Note Agreement is amended by adding the following definitions in proper alphabetical order:

“First Amendment” means that certain First Amendment to Note Purchase Agreement, dated as of the First Amendment Date, by and among the Company, the Guarantors (excluding any Foreign Subsidiaries of the Company) and the Noteholders.

“First Amendment Date” means September 21, 2006.

“Foreign Subsidiary” means any Subsidiary of the Company that is organized in a jurisdiction other than the United States or any state or other subdivision thereof.

(i) Schedule B of the Note Agreement is amended by deleting the definitions of Bank Security, Italian Subsidiary Guaranty (and following such deletion any reference to such term in the Note Agreement shall be of no further force or effect), Noteholder Security and Pledged Notes in their entirety. Schedule B of the Note Agreement is further amended by replacing the definitions of Bank Indebtedness, Collateral Agent (previously Noteholder Collateral Agent), Guarantors, Intercreditor Agreement, Priority Debt and Subsidiary Guaranty in their entirety with the following:

“Bank Indebtedness” shall mean and include the Credit Agreement dated as of September 21, 2006 by and between the Company, various subsidiaries of the Company party thereto, various lenders party thereto, KeyBank National Association, as lead arranger, book runner and administrative agent, and AmSouth Bank as swing line lender, as amended, modified, renewed, extended, replaced or refinanced from time to time (the “Credit Agreement”) and, in any event, shall include the primary bank facilities of the Company.

“Collateral Agent” means KeyBank National Association.

“Guarantors” shall mean and include all existing and future Subsidiaries (other than Foreign Subsidiaries), including, but not limited to, Industrial Molding GP, LLC, Industrial Molding LP, LLC, Industrial Molding Group, L.P., and The Delta Rubber Company, but excluding any Subsidiary which is not required to deliver a Subsidiary Guarantee pursuant to Section 4.11 or Section 10.8.

“Intercreditor Agreement” means the Intercreditor Agreement dated September 21, 2006 among KeyBank National Association, as Bank Agent and Collateral Agent, the Noteholders, the holders of the Bank Indebtedness and the “Obligors” as defined therein.

“Priority Debt” means the sum of (a) all Debt of the Company secured by Liens other than Liens permitted by Section 10.3(a) through (j), and (b) all Debt of Restricted Subsidiaries (except Debt held by the Company or another Restricted Subsidiary) other than (i) Debt of any Guarantor which either (A) is subject to the Intercreditor Agreement or another sharing agreement which is reasonably satisfactory to the Required Holders or (B) consists of Guarantees of such Guarantor of the Debt of Persons which are not Subsidiaries of such Guarantor, (ii) Bank Indebtedness of any Foreign Subsidiary to the extent that the holders of such Bank Indebtedness are parties to the Intercreditor Agreement or another sharing agreement which is reasonably satisfactory to the Required Holders and (iii) Debt of NN Europe not in excess of €25,000,000.

“Subsidiary Guaranty” shall mean and include as to each Guarantor the obligations of the Guarantors pursuant to this Agreement including Section 23, as amended, modified, restated or supplemented (by joinder agreement in Exhibit 10.8(b) or otherwise) from time to time, each as satisfactory in form and substance to the Required Holders.

2.  Release of Guaranties from Foreign Subsidiaries; Release of Lien on Pledged Notes and Foreign Subsidiary Capital Stock. Upon the effectiveness of this Amendment, the Noteholders hereby (i) release each Foreign Subsidiary of the Company from its Guaranty pursuant to Section 23 of the Note Agreement, (ii) release NN Italy from its guaranty obligations under the Italian Subsidiary Guaranty and terminate the Italian Subsidiary Guaranty, (iii) release all Liens on the Pledged Notes and terminate the Pledge Agreement, dated as of April 26, 2004, executed in favor of the Noteholder Collateral Agent for the benefit of the Noteholders, pursuant to which the Pledged Notes were pledged to the Noteholder Collateral Agent; and (iv) release all Liens on the shares of capital stock of each Foreign Subsidiary and terminate the Pledge Agreements, each dated as of April 26, 2004, pursuant to which such capital stock was pledged to the Noteholder Collateral Agent.

3.  Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Noteholders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until the Noteholders shall have received (i) such other fees as the Company has previously agreed to pay the Noteholders or any of its affiliates in connection with this Amendment, (ii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Note Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (iii) each of the following documents:

(a)  executed counterparts to this Amendment from the Company, each of the Guarantors (other than Guarantors that are Foreign Subsidiaries) and the Noteholders;

(b)  executed counterparts to an Intercreditor Agreement to be executed on the date hereof by KeyBank National Association, as the Bank Agent and Collateral Agent, the Noteholders, the holders of the Bank Indebtedness and the “Obligors” as defined therein;

(c)  evidence that each Obligor that has a first-tier Foreign Subsidiary has executed and delivered to the Collateral Agent for the joint benefit of the Noteholders and the Banks, a Pledge Agreement in form and substance satisfactory to the Noteholders pursuant to which 65% of the outstanding shares or other equity interest of such first-tier Foreign Subsidiary has been pledged to the Collateral Agent to secure the Obligations of the Obligors;

(d)  a duly executed officer’s certificate (or comparable domestic or foreign documents) from an officer of each Obligor certifying the names of the officers of such Obligor authorized to sign this Amendment, the Intercreditor Agreement and the other documents contemplated hereby, together with the true signatures of such officers and certified copies of (i) the resolutions of the board of directors (or comparable domestic or foreign documents) of such Obligor evidencing approval of the execution and delivery of such documents, and (ii) the organizational documents of such Obligor;

(e) a good standing certificate or full force and effect certificate, as the case may be, for each Obligor, issued within ten days prior to the First Amendment Date by the Secretary of State in the state or states where such Obligor is incorporated or formed or qualified as a foreign entity;

(f) an opinion of counsel for each Obligor, in form and substance satisfactory to the Noteholders and Collateral Agent;

(g) (i) the results of Uniform Commercial Code lien searches, satisfactory to Noteholders, (ii) the results of federal and state tax lien and judicial lien searches, satisfactory to Noteholders, and (iii) Uniform Commercial Code termination statements reflecting termination of all U.C.C. Financing Statements previously filed by any Person and not expressly permitted pursuant to the Note Agreement, including those naming AmSouth as secured party;

(h) evidence that the Credit Agreement by and among the Company, certain Subsidiaries, AmSouth Bank, and certain financial institutions party thereto, dated as of May 1, 2003, as amended, shall have been terminated, which termination shall be deemed to have occurred upon payment in full of all of the Debt outstanding thereunder and termination of the commitments established therein;

(i) true and correct copies of the new Credit Agreement with KeyBank as administrative agent, and any other long-term debt instrument to which any Company is a party (excluding the Note Agrements), certified by a financial officer as true and complete; and

(j)  such other items and shall have satisfied such other conditions as may be reasonably required by Noteholders.

4.  Representations and Warranties. To induce the Noteholders to enter into this Amendment, each Obligor hereby represents and warrants to the Noteholders that:

(a) The execution, delivery and performance by such Obligor of this Amendment (i) are within such Obligor’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Obligor’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Obligor or any of its Subsidiaries is a party or by which such Obligor or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Obligor or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;

(b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Obligor and constitutes a legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms; and

(c) After giving effect to this Amendment, the representations and warranties contained in the Note Agreement and the other Financing Agreements are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.  Reaffirmations and Acknowledgments.

(a) Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Company of this Amendment and jointly and severally ratify and confirm the terms of its Guaranty of the Obligations of the Company arising under Section 23 of the Note Agreement. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Company to the Noteholders or any other obligation of the Company, or any actions now or hereafter taken by the Noteholders with respect to any obligation of the Company, Section 23 of the Note Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under Section 23 of the Note Agreement.

(b) Acknowledgment of Perfection of Security Interest. Each Obligor hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Collateral Agent and the Noteholders under the Note Agreement, the Pledge Agreements and the other Financing Documents (excluding the Pledge Agreements described in clauses (ii) and (iv) of Section 2 of this Amendment) are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Note Agreement and the other Financing Agreements.

6.  Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, and the other Financing Agreements shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Obligors to the Noteholders. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Noteholders under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. This Amendment shall constitute a Financing Document for all purposes of the Note Agreement.

7.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

8.  No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.

9.  Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.

10.  Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

11.  Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

12.  Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotia-tions or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Company and the Guarantors, by their respective authorized officers as of the day and year first above written.

COMPANY:

NN, INC.

By: ________________________________
Name: James H. Dorton
Title: Vice President - Corporate  Development and Chief            Financial Officer

By: ________________________________
Name: William C. Kelly, Jr.
Title: Vice President - Secretary and  Chief Development Officer

GUARANTORS:

INDUSTRIAL MOLDING GP, LLC

By: ________________________________
Name: Roderick R. Baty
Title: Manager

INDUSTRIAL MOLDING LP, LLC

By: ________________________________
Name: William C. Kelly, Jr.
Title: Manager

INDUSTRIAL MOLDING GROUP, L.P.

By: Industrial Molding GP, LLC,
its General Partner

By: ________________________________
Name: Roderick R. Baty
Title: Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THE DELTA RUBBER COMPANY

By: ________________________________
Name: Paul N. Fortier
Title: Vice President and General   Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT]

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name: Billy B. Greer
Title: Senior Vice President

PRUDENTIAL RETIREMENT
INSURANCE AND ANNUITY COMPANY

By: Prudential Investment Management Inc., as investment manager

By____________________________________________________
Name: Billy B. Greer
Title: Senior Vice President

AMERICAN BANKERS LIFE
ASSURANCE COMPANY OF FLORIDA, INC.

By: Prudential Private Placement
Investors, L.P., as Investment Advisor
By: Prudential Private Placement
Investors, Inc., as General Partner

By____________________________________________________
Name: Billy B. Greer
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

FARMERS NEW WORLD LIFE INSURANCE
COMPANY

By: Prudential Private Placement Investors, L.P., as Investment Advisor
By: Prudential Private Placement Investors, Inc., as General Partner

By_________________________________________________________
Name: Billy B. Greer
Title: Senior Vice President

TIME INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P., as Investment Advisor
By: Prudential Private Placement Investors, Inc., as General Partner

By__________________________________________________________
Name: Billy B. Greer
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT